LOOMIS SAYLES INSTITUTIONAL FUNDS

Supplement dated July 7, 2010, to the Loomis Sayles Institutional Funds Statement of Additional Information (“SAI”), dated February 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, the following paragraph is added after the final paragraph of the sub-section “Distribution Agreement” under the section “Investment Advisory and Other Services”:

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes.

LOOMIS SAYLES RETAIL FUNDS

Supplement dated July 7, 2010, to the Loomis Sayles Retail Funds Statement of Additional Information (“SAI”), dated

February 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, the eighth paragraph in the sub-section “Other Services” under the section “Distribution Agreements and Rule 12b-1 Plans,” is amended and restated as follows:

Other Services. Natixis Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes.